Exhibit 99.1

PRESS RELEASE

GE Announces Debt Tender Offers In Conjunction With GE Capital Debt Issuance

GE Announces Offers to Purchase Any and All of Certain of its Outstanding U.S. Dollar Denominated, Euro Denominated and GBP Denominated Notes (Listed on Table I Below), originally issued by certain of its subsidiaries.

BOSTON – May 6, 2020 – GE (NYSE:GE) announces its offers to purchase for cash any and all of the U.S. Dollar Denominated, Euro Denominated and GBP Denominated Notes listed on Table I below (the “Notes”), originally issued either by, as applicable, General Electric Capital Corporation (and assumed by GE), GE Capital European Funding Unlimited Company (formerly GE Capital European Funding) or GE Capital UK Funding Unlimited Company (formerly GE Capital UK Funding) (collectively, the “Subsidiary Issuers”). The offers to purchase with respect to each series of Notes are being referred to herein as the “Offers” and each, an “Offer.”

Each Offer is made upon the terms and subject to the conditions set forth in the offer to purchase, dated May 6, 2020 (as may be amended or supplemented from time to time, the “Offer to Purchase”), and its accompanying notice of guaranteed delivery (the “Notice of Guaranteed Delivery” and, together with the Offer to Purchase, the “Tender Offer Documents”). Capitalized terms used but not defined in this announcement have the meanings given to them in the Offer to Purchase.

All documentation relating to the Offers, including the Offer to Purchase and the Notice of Guaranteed Delivery, together with any updates, are available from the Information Agent and the Tender Agent, as set forth below, and will also be available via the Offer Website: http://www.dfking.com/ge.

Timetable for the Offers

Date	Calendar Dates
Commencement of the Offers	May 6, 2020.
Withdrawal Date	5:00 p.m. (Eastern time) on May 14, 2020, unless extended with respect to any Offer.
Expiration Date	5:00 p.m. (Eastern time) on May 14, 2020, unless extended with respect to any Offer.
Guaranteed Delivery Date	5:00 p.m. (Eastern time) on the second business day after the Expiration Date, expected to be on May 18, 2020, unless extended with respect to any Offer.
Settlement Date	Expected to be the third business day after the Expiration Date and the first business day after the Guaranteed Delivery Date. The expected Settlement Date is May 19, 2020, with respect to each Offer unless extended with respect to such Offer.
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Table I: Notes Subject to the Offers
Title of Security	Security Identifier(s)	Acceptance Priority Level (1)	Applicable Maturity Date	Principal Amount Outstanding (millions)	Total Consideration (2)
4.625% Notes due 2021†	CUSIP: 36962G4Y7 ISIN: US36962G4Y78	1	January 7, 2021	$1,214	$1,025.00
5.300% Notes due 2021†	CUSIP: 369622SM8 ISIN: US369622SM84	2	February 11, 2021	$1,167	$1,033.75
Floating Rate Notes due 2021*††	CUSIP: — ISIN: XS0254356057	3	May 17, 2021	€1,000	€1,000.00
4.650% Notes due 2021†	CUSIP: 36962G5J9 ISIN: US36962G5J92	4	October 17, 2021	$1,506	$1,052.50
4.350% Notes due 2021*††	CUSIP: — ISIN: XS0273570241	5	November 3, 2021	€550	€1,062.50
0.800% Notes due 2022*††	CUSIP: — ISIN: XS1169353254	6	January 21, 2022	€1,000	€1,012.50
3.150% Notes due 2022†	CUSIP: 36962G6F6 ISIN: US36962G6F61	7	September 7, 2022	$1,086	$1,045.00
5.980% Notes due 2022*††	CUSIP: — ISIN: XS0388392259	8	September 16, 2022	€100	€1,122.50
3.100% Notes due 2023†	CUSIP: 36962G6S8 ISIN: US36962G6S82	9	January 9, 2023	$1,318	$1,045.00
2.625% Notes due 2023*††	CUSIP: — ISIN: XS0874840845	10	March 15, 2023	€1,000	€1,062.50
Floating Rate Notes due 2023†	CUSIP: 36966THT2 ISIN: US36966THT25	11	March 15, 2023	$615	$980.00
Floating Rate Notes due 2023†	CUSIP: 36966TJA1 ISIN: US36966TJA16	12	April 15, 2023	$300	$980.00
5.125% Notes due 2023*†††	CUSIP: — ISIN: XS0254673964	13	May 24, 2023	£175	£1,100.00
4.125% Notes due 2023*†††	CUSIP: — ISIN: XS0971723233	14	September 13, 2023	£550	£1,075.00

*	Admitted to trading on the London Stock Exchange.
†	Originally issued by General Electric Capital Corporation and assumed by General Electric Company.
††	Issued by GE Capital European Funding Unlimited Company (formerly known as GE Capital European Funding).
†††	Issued by GE Capital UK Funding Unlimited Company (formerly known as GE Capital UK Funding).
(1)	In the event the gross proceeds from the New Offering (as defined herein) are insufficient to fund any and all of the Notes of a particular series validly tendered and not validly withdrawn (after taking into account Notes of each series accepted for purchase with a higher Acceptance Priority Level) (such series of Notes, the “Non-Covered Notes”), then no Notes of such series will be accepted for purchase. However, a series of Notes, if any, having a lower Acceptance Priority Level will be accepted for purchase, so long as the amount of gross proceeds from the New Offering is equal to or greater than the Total Consideration necessary to purchase all validly tendered and not validly withdrawn Notes of such series (excluding the applicable Accrued Coupon Payment), plus the Total Consideration necessary to purchase all validly tendered and not validly withdrawn Notes of all series having a higher Acceptance Priority Level than such series of Notes, other than any Non-Covered Notes (in each case, excluding the applicable Accrued Coupon Payment), as further provided herein and in the Offer to Purchase, until there is no series of Notes with a lower Acceptance Priority Level to be considered for purchase for which the Financing Condition (as defined herein) is met. It is possible that any series of Notes with any Acceptance Priority Level will fail to meet the Financing Condition and therefore will not be accepted for purchase even if one or more series with a lower Acceptance Priority Level is accepted for purchase. If any series of Notes is accepted for purchase under the Offers, all Notes of that series that are validly tendered and not validly withdrawn will be accepted for purchase. As a result, no series of Notes accepted for purchase will be prorated. For more details, see “Description of the Offers—Conditions to the Offers” in the Offer to Purchase.
(2)	Per $1,000, €1,000 or £1,000 principal amount of Notes, as applicable.

Purpose of the Offers

The primary purpose of the Offers is to acquire all outstanding Notes listed on Table I above. Each Offer is subject to the satisfaction of certain conditions as more fully described under the heading “—Conditions to the Offers” in the Offer to Purchase, including, among other things, the Financing Condition. Notes that are accepted in the Offers will be purchased, retired and cancelled by GE or its

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subsidiaries, as applicable, and will no longer remain outstanding obligations of GE or any of its subsidiaries.

Details of the Offers

The Offers will expire at 5:00 p.m. (Eastern time) on May 14, 2020 with respect to any Offer (as the same may be extended with respect to such Offer, the “Expiration Date”). Tendered Notes may be withdrawn at any time prior to 5:00 p.m. (Eastern time), on May 14, 2020 with respect to each Offer (as the same may be extended with respect to any Offer, the “Withdrawal Date”), but not thereafter, except as required by applicable law as described in the Offer to Purchase. None of the Offers is conditioned upon completion of any of the other Offers, and each Offer otherwise operates independently from the other Offers. None of the Offers is conditioned on any minimum amount of Notes being tendered.

For a Holder who holds Notes through DTC to validly tender Notes pursuant to the Offers, an Agent’s Message and any other required documents must be received by the Tender Agent at its address set forth on the Offer to Purchase at or prior to the Expiration Date or, if pursuant to the Guaranteed Delivery Procedures, at or prior to 5:00 p.m. (Eastern time), on May 18, 2020 (the “Guaranteed Delivery Date”). For a Holder who holds Notes through Clearstream or Euroclear to validly tender Notes pursuant to the Offers, such Holder must tender such Notes by the submission of valid Tender Instructions in accordance with the procedures described herein and of such Clearing System, as applicable. There is no letter of transmittal for the Offer to Purchase.

Upon the terms and subject to the conditions set forth in the Tender Offer Documents, Holders who (i) validly tender Notes at or prior to the Expiration Date (and do not validly withdraw such Notes at or prior to the Withdrawal Date), or (ii) deliver a properly completed and duly executed Notice of Guaranteed Delivery (or comply with ATOP procedures applicable to guaranteed delivery) and all other required documents at or prior to the Expiration Date and validly tender their Notes at or prior to the Guaranteed Delivery Date pursuant to Guaranteed Delivery Procedures, and, in each case, whose Notes are accepted for purchase by us, will receive the applicable Total Consideration for each $1,000, €1,000 or £1,000 principal amount of Notes, as applicable, as set forth on Table I above, which will be payable in cash. GE is authorized to accept and pay for, on behalf of each Subsidiary Issuer, all validly tendered and not validly withdrawn Notes issued by Subsidiary Issuers that are accepted for purchase by GE.

Each Offer is subject to the satisfaction of certain conditions, including, among other things, the Financing Condition (as defined below). GE expressly reserves the right, in its sole discretion, to amend, extend or, upon failure of any condition described in the Offer to Purchase to be satisfied or waived, to terminate any of the Offers at any time at or prior to the Expiration Date. GE also reserves the right, in its sole discretion, subject to applicable law, to terminate any of the Offers at any time at or prior to the Expiration Date.

The Offers for the Notes are conditioned on the successful completion, after the date hereof and prior to the Expiration Date, of one or more offerings by GE Capital Funding, LLC, a subsidiary of GE, of notes with stated maturities occurring after September 13, 2023 (the “New Offering”) on terms and conditions satisfactory to GE and GE Capital Funding, LLC, in their sole discretion, including, but not limited to, with respect to each series of Notes, the amount of gross proceeds raised in the New Offering being sufficient to fund the aggregate Total Consideration (but excluding the applicable Accrued Coupon Payment) for all Notes of such series (after funding the aggregate Total Consideration (but excluding the applicable Accrued Coupon Payment) for all validly tendered and not validly withdrawn Notes of each series having a higher Acceptance Priority Level (as indicated on Table I above)) tendered in the applicable Offer, subject to the provisions below (the “Financing

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Condition”). In the event the gross proceeds from the New Offering are insufficient to fund any and all of the Notes of a particular series validly tendered and not validly withdrawn (after taking into account Notes of each series accepted for purchase with a higher Acceptance Priority Level) (such series of Notes, the “Non-Covered Notes”), then no Notes of such series will be accepted for purchase. However, a series of Notes, if any, having a lower Acceptance Priority Level will be accepted for purchase, so long as the amount of gross proceeds from the New Offering is equal to or greater than the Total Consideration necessary to purchase all validly tendered and not validly withdrawn Notes of such series (excluding the applicable Accrued Coupon Payment), plus the Total Consideration necessary to purchase all validly tendered and not validly withdrawn Notes of all series having a higher Acceptance Priority Level than such series of Notes, other than any Non-Covered Notes (in each case, excluding the applicable Accrued Coupon Payment), as further provided in the Offer to Purchase, until there is no series of Notes with a lower Acceptance Priority Level to be considered for purchase for which the Financing Condition is met. It is possible that any series of Notes with any Acceptance Priority Level will fail to meet the Financing Condition and therefore will not be accepted for purchase even if one or more series with a lower Acceptance Priority Level is accepted for purchase. If any series of Notes is accepted for purchase under the Offers, all Notes of that series that are validly tendered and not validly withdrawn will be accepted for purchase. As a result, no series of Notes accepted for purchase will be prorated.

For further details on the procedures for tendering the Notes, please refer to the Offer to Purchase, including the procedures set out under the heading “Description of the Offers—Procedures for Tendering Notes” in the Offer to Purchase.

GE has retained BofA Securities, Inc., Merrill Lynch International, Citigroup Global Markets Inc., Citigroup Global Markets Limited, Credit Suisse Securities (USA) LLC, Credit Suisse Securities (Europe) Limited, Goldman Sachs & Co. LLC and Goldman Sachs International to act as the Lead Dealer Managers, and Deutsche Bank Securities Inc., HSBC Bank plc, HSBC Securities (USA) Inc., Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc. to act as Co-Managers, in connection with the Offers (collectively, the “Dealer Managers”). Questions regarding terms and conditions of the Offers should be directed to BofA Securities, Inc. at +1 (888) 292-0070 (toll free), +1 (704) 999-4067 (collect), to Merrill Lynch International at +44 20 7996 5420, to Citigroup Global Markets Inc. at +1 (800) 558-3745 (toll free), +1 (212) 723-6106 (collect), to Citigroup Global Markets Limited at +44 20 7986 8969, to Credit Suisse Securities (USA) LLC at +1 (800) 820-1653 (toll free), +1 (347) 610-2604 (collect), to Credit Suisse Securities (Europe) Limited at +44 207 883 8763, to Goldman Sachs & Co. LLC at +1 (800) 828-3182 (toll-free), +1 (212) 902-6351, or to Goldman Sachs International at +44 20 7552 6157.

D.F. King has been appointed as information agent and tender agent (the “Information Agent and Tender Agent”) in connection with the Offers. Questions or requests for assistance in connection with the Offers or the delivery of Tender Instructions, or for additional copies of the Tender Offer Documents, may be directed to the Information Agent and Tender Agent at +1 (800) 499-8541 (toll free), +1 (212) 269-5550 (collect), or +44 20 7920 9700 (collect), or via e-mail at ge@dfkingltd.com. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offers. The Tender Offer Documents can be accessed at the Offer Website: http://www.dfking.com/ge.

GE reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Notes or to extend, re-open, withdraw or terminate any Offer and to amend or waive any of the terms and conditions of any Offer in any manner, subject to applicable laws and regulations.

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Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in the Offer, as applicable.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Notes when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in the Offers before the deadlines specified above. The deadlines set by any such intermediary and each Clearing System for the submission of Tender Instructions will be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information Agent and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information Agent and Tender Agent for the relevant announcements relating to the Offers. In addition, all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: http://www.dfking.com/ge.

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial, legal and tax advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Notes are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in the Offers.

None of GE, the Subsidiary Issuers, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates makes any recommendation as to whether or not Holders should tender their Notes in the Offers.

None of GE, the Subsidiary Issuers, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent or the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Notes, or the Offers contained in this announcement or in the Offer to Purchase. None of GE, the Subsidiary Issuers, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Offers, and accordingly none of GE, the Subsidiary Issuers, the Dealer Managers, the Trustee, the Paying Agents, the Tender Agent, the Information Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Notes which is material in the context of the Offers and which is not otherwise publicly available.

General

This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Notes or any other securities of GE or any of its subsidiaries. The Offers are being made solely pursuant to the Offer to Purchase. The Offers are not

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being made to Holders of Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Offers to be made by a licensed broker or dealer, the Offers will be deemed to be made on behalf of GE by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

No action has been or will be taken in any jurisdiction that would permit the possession, circulation or distribution of either this announcement, the Offer to Purchase or any material relating to us, the Subsidiary Issuers or the Notes in any jurisdiction where action for that purpose is required. Accordingly, neither this announcement, the Offer to Purchase nor any other offering material or advertisements in connection with the Offers may be distributed or published, in or from any such country or jurisdiction, except in compliance with any applicable rules or regulations of any such country or jurisdiction.

The distribution of this announcement and the Offer to Purchase in certain jurisdictions may be restricted by law. Persons into whose possession this announcement or the Offer to Purchase comes are required by us, the Subsidiary Issuers, the Dealer Managers, the Information Agent and Tender Agent to inform themselves about, and to observe, any such restrictions.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Offering is only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire notes in the New Offering will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the preliminary prospectus supplement to the New Offering or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

Neither this announcement nor the Offer to Purchase, or the electronic transmission thereof, constitutes an offer to sell or buy Notes, as applicable, in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer or solicitation under applicable securities laws or otherwise. The distribution of this announcement in certain jurisdictions may be restricted by law. In those jurisdictions where the securities, blue sky or other laws require the Offers to be made by a licensed broker or dealer and the Dealer Managers or any of their respective affiliates is such a licensed broker or dealer in any such jurisdiction, the Offers shall be deemed to be made by the Dealer Managers or such affiliate (as the case may be) on behalf of GE in such jurisdiction.

Each Holder participating in the Offers will give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase. Any tender of Notes pursuant to the Offers from a Holder that is unable to make these representations will not be accepted. Each of GE, the Dealer Managers, the Tender Agent and Information Agent reserves the right, in its absolute

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discretion, to investigate, in relation to any tender of Notes pursuant to the Offers, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender shall not be accepted.

Special Note Regarding Forward-Looking Statements

This announcement contains “forward-looking statements”—that is, statements related to future, not past, events. In this context, forward-looking statements often address our expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range.” Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the expected timing, size or other terms of the Offers or the New Offering; our ability to complete the Offers; the potential impacts of the COVID-19 pandemic on our business operations, financial results and financial position and on the world economy; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions and volatility; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: the severity, magnitude and duration of the COVID-19 pandemic, including impacts of the pandemic and of businesses’ and governments’ responses to the pandemic on our operations and personnel, and on commercial activity and demand across our and our customers’ businesses, and on global supply chains; our inability to predict the extent to which the COVID-19 pandemic and related impacts will continue to adversely impact our business operations, financial performance, results of operations, financial position, the prices of our securities and the achievement of our strategic objectives; changes in macroeconomic and market conditions and market volatility (including developments and volatility arising from the COVID-19 pandemic), including interest rates, the value of securities and other financial assets (including our equity ownership position in Baker Hughes), oil and other commodity prices and exchange rates, and the impact of such changes and volatility on our financial position; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short- and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; GE’s liquidity and the amount and timing of our GE Industrial cash flows and earnings, which may be impacted by customer, supplier, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations and discontinued operations; the amount and timing of required capital contributions to the insurance operations and any strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; our success in executing and completing asset dispositions or other transactions, including our plan to exit our equity ownership position in Baker Hughes, the timing of closing for such transactions and the expected proceeds and benefits to GE; global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of trade tensions such as those between the U.S. and China; market developments or

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customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular, cyclical and competitive pressures in our Power business, pricing and other pressures in the renewable energy market, levels of demand for air travel and other customer dynamics such as early aircraft retirements, conditions in key geographic markets and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power and Renewable Energy businesses, and the performance of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures of our products or third-party products with which our products are integrated, such as the fleet grounding of the Boeing 737 MAX and the timing of its return to service and return to delivery, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; and the other factors that are described in “Risk Factors” in the Offer to Purchase and in our Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 24, 2020, and under Part II, Item 1A, of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed with the SEC on April 29, 2020, as such descriptions may be updated or amended in any future reports we file with the SEC.

These or other uncertainties may cause our actual future results to be materially different than those expressed in our forward-looking statements. Forward-looking statements speak only as of the date they were made, and we disclaim and we do not undertake any obligation to update or revise any forward-looking statement in this announcement, except as required by applicable law or regulation.

About GE

GE (NYSE:GE) rises to the challenge of building a world that works. For more than 125 years, GE has invented the future of industry, and today the company’s dedicated team, leading technology, and global reach and capabilities help the world work more efficiently, reliably, and safely. GE’s people are diverse and dedicated, operating with the highest level of integrity and focus to fulfill GE’s mission and deliver for its customers. www.ge.com.

GE Investor Contact
Steve Winoker, 617.443.3400
swinoker@ge.com

GE Media Contact
Mary Kate Mullaney, 202.304.6514
marykate.nevin@ge.com

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